77Q1(e)(2)

Amendment No. 1 to the Management Agreement with American Century Investment Management, Inc., effective as of July 26, 2013  (filed electronically as Exhibit (d)(4) to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on July 25, 2013, File No. 33-79482 and incorporated herein by reference).